SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2007

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                         of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2007, Cordia Corporation, (“Cordia”), a Nevada corporation, entered into an Amendment to Factoring and Security Agreement (“Amendment”) with Thermo Credit, LLC (“Thermo”), a Colorado limited liability company, amending the original agreement between the parties dated September 21, 2007.  The Amendment increases the purchase commitment of the original agreement to $5,000,000, which is an increase of $500,000.  With the execution of this Amendment Cordia paid to Thermo a commitment fee equal to 2.5% of the increased commitment which is $12,500.  The remaining terms, provisions and conditions of the original agreement remain unchanged and in full force and effect.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Amendment to Factoring and Security Agreement dated December 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                  Cordia Corp.

                                                                                                                  By: /s/ Joel Dupré

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Date: December 21, 2007                                                                        Joel Dupré, Chief Executive Officer,

                                                                                                                   Duly Authorized Officer